Exhibit 11 under Form N-1A
                                                Exhibit 23 under Item 601/Reg SK


INDEPENDENT AUDITORS' CONSENT

To the Board of Trustees of
Federated Master Trust:


We consent to the use in Post-Effective Amendment No. 39 to Registration Statement (No. 2-60111) of Federated Master Trust of our report dated January 12, 1996, appearing in the Prospectus, which are a part of such Registration Statement, and to the reference to us under the heading "Financial Highlights" in such Prospectus.



By:/s/ DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania